UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):    May 3, 2005
                                                   -----------------------------


                          Pre-Paid Legal Services, Inc.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


                                    Oklahoma
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


       001-09293                                      73-1016728
--------------------------------------------------------------------------------
(Commission File Number)                   (IRS Employer Identification No.)


           One Pre-Paid Way
                Ada, OK                                  74820
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)               (Zip Code)


                                 (580) 436-1234
--------------------------------------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)


--------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement

We obtained $2.3 million in additional financing from the Bank of Oklahoma. The $2.3 million loan was closed on May 3, 2005 and is in addition to our existing debt outstanding. The new funding is secured by certain aviation related assets we acquired late last year and is repayable in monthly principal repayments of $38,560 beginning May 31, 2005 and ending on April 30, 2010 with interest at the 30 day LIBOR Rate plus 2.25%, adjusted monthly. We expect to use proceeds from the new financing to fund additional treasury stock purchases. We currently have Board authorization to purchase approximately 618,000 additional treasury shares and expect to seek authority for additional purchases.

We also received on May 5, 2005 approval for certain modifications to existing loan agreements we previously requested from our lenders, Bank of Oklahoma, Comerica Bank and First United Bank and Trust. These modifications allow us to more aggressively execute our open market treasury share purchase program and provide greater flexibility for cash dividends. The amendments to our existing debt agreements include (1) increasing the percentage of quarterly income available for dividends or stock purchases from 50% to 65%; (2) lowering the debt coverage ratio from 125% to 110% and (3) adding a covenant that allows for prepayments of principal on the stock loan to be applied in the direct order of maturities. These amendments provide us greater flexibility with our stock repurchase and cash dividend programs.


Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

See Item 1.01.


Item 9.01  Financial Statements and Exhibits

(c) The following Exhibits are filed as a part of this report:

         No.      Description
         ----     -----------
         10.1     Promissory Note dated April 30, 2005 between us and Bank of
                  Oklahoma N.A.

         10.2 Loan Agreement dated April 30, 2005 between us and Bank of Oklahoma, N.A.

         10.3 Security Agreement dated April 30, 2005 between us and Bank of Oklahoma, N.A.

         10.4 Second Amendment to Loan Agreement dated May 6, 2005 among us, Bank of Oklahoma, N.A., Comerica Bank and First United Bank & Trust.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          Pre-Paid Legal Services, Inc.

                          By:      /s/ Randy Harp
                             ---------------------------------------
                          Randy Harp, Chief Operating Officer
Date:  May 6, 2005

                                  EXHIBIT 10.1


                                 PROMISSORY NOTE


$2,313,555                                            Oklahoma City, Oklahoma

     FOR VALUE RECEIVED, PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation (the "Maker") promises to pay to the order of BANK OF OKLAHOMA, N.A., a national banking association ("Bank") at the office of the Bank in Oklahoma City, Oklahoma, which is located at 201 Robert S. Kerr Ave., or such other place as may be designated in writing by the Bank, the principal sum of Two Million Three Hundred Thirteen Thousand Five Hundred Fifty Five and No/100 Dollars
($2,313,555), together with interest at the rate stated herein on such outstanding principal amount, and on any past due interest payments, payable as follows:

     This Note is subject to the terms and conditions of that certain Loan Agreement dated April 30, 2005 between the undersigned and the Bank (the "Loan Agreement"), which terms and conditions are hereby incorporated by reference herein and shall be controlling over any provision of this Note to the contrary. Reference is hereby made to the Loan Agreement for a statement of the calculation and computation of the rate of interest charged on amounts outstanding under this Note, for a statement of repayment and prepayment rights and obligations of Maker, for a statement of the terms and conditions under which the due date of this Note may be accelerated and for statements regarding other matters affecting this Note (including without limitation the obligations of the holder hereof to advance funds hereunder, exercise of rights and remedies, payment of attorneys' fees, court costs and other costs of collection and certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder). Upon the occurrence of an Event of Default, as that term is defined in the Loan Agreement, and after the expiration of any grace or cure period as set forth in the Loan Agreement, the holder hereof (i) may declare forthwith to be entirely and immediately due and payable the principal balance hereof and the interest accrued hereon, and (ii) shall have all rights and remedies of the Bank under the Loan Agreement and Loan Documents. This Note may be prepaid in accordance with the terms and provisions of the Loan Agreement. Capitalized terms not otherwise defined herein shall be defined as set forth in the Loan Agreement.

     This Note is the Note, as such term is defined in the Loan Agreement. It is to be construed according to the laws of the State of Oklahoma.

     The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, the undersigned will pay to the holder hereof its reasonable attorney's fees, together with all court costs and other expenses paid by such holder.

     All payments on this Note shall be made in legal tender of the United States of America or other immediately available funds at the Agent's or other holder's address as shown herein or otherwise indicated and any such payment will not be deemed to have been made until it is received by the holder of this
Note in collected funds.

     All agreements between the undersigned and the holder are expressly limited so that in no event whatsoever, whether by reason of disbursement of the proceeds hereof or otherwise shall the amount of interest or finance charge (as defined by the laws of the State of Oklahoma) paid or agreed to be paid by the undersigned to the holder hereof exceed the highest lawful contractual rate of interest or the maximum finance charge permissible under the law which a court of competent jurisdiction, by final non-appealable order, determines to be applicable hereto. If fulfillment of any agreement between the undersigned and the holder hereof, at the time the performance of such agreement becomes due, involves exceeding such highest lawful contractual rate or such maximum permissible finance charge, then the obligation to fulfill the same shall be reduced so such obligation does not exceed such highest lawful contractual rate or maximum permissible finance charge. If by any circumstance the holder shall ever receive as interest or finance charge an amount which would exceed the amount allowed by applicable law, the amount which may be deemed excessive shall be deemed applied to the principal of the indebtedness evidenced hereby and not to interest. All interest and finance charges paid or agreed to be paid to the holder hereof shall be prorated, allocated and spread throughout the full period of this Note. The terms and provisions of this paragraph shall control all other terms and provisions contained herein and in any other documents executed in connection herewith. If any provision of this Note, or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, provisions of this Note being severable in any such instance.

         The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, any renewal (whether one or more) hereof, and any release of any such party liable for payment of this note without notice to any such party and without discharging the said party's liability hereunder.

     The failure of the holder hereof to exercise any of the remedies or options set forth in this Note or in any instrument securing payment hereof, upon the occurrence of one or more of the Events of Default shall not constitute a waiver of the right to exercise the same or any other remedy at any subsequent time in respect to the same or any other Event of Default. Acceptance by the holder hereof of any payment which is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing remedies or options at that time or at any subsequent time, or nullify any prior exercise of any such remedy or option, without the express consent of the holder hereof, except as and to the extent otherwise provided by law.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of April 30, 2005.


                          PRE-PAID LEGAL SERVICES, INC.,
                          an Oklahoma Corporation:


                          By:     /s/ Harland C. Stonecipher
                                  ----------------------------------------------
                                  Name:   Harland C. Stonecipher
                                  Title:   Chairman and CEO

                                  EXHIBIT 10.2


    ------------------------------------------------------------------------


                                 Loan Agreement


    ------------------------------------------------------------------------




                          PRE-PAID LEGAL SERVICES, INC.


                                       and


                             BANK OF OKLAHOMA, N.A.




                                 April 30, 2005






1.       CERTAIN DEFINITIONS.......................................................................................
         1.1      Advance..........................................................................................
         1.2      Agreement........................................................................................
         1.3      Aircraft.........................................................................................
         1.4      Aircraft Security Agreement......................................................................
         1.5      Airframes........................................................................................
         1.6      Collateral.......................................................................................
         1.7      Code.............................................................................................
         1.8      Engines..........................................................................................
         1.9      Events of Default................................................................................
         1.10     Existing Loans...................................................................................
         1.11     FAA..............................................................................................
         1.12     Governmental Authority...........................................................................
         1.13     Governmental Requirement.........................................................................
         1.14     Indebtedness.....................................................................................
         1.15     LIBOR Rate.......................................................................................
         1.16     Lien.............................................................................................
         1.17     Loan.............................................................................................
         1.18     Loan Documents...................................................................................
         1.19     Maturity Date....................................................................................
         1.20     Note.............................................................................................
         1.21     Parts............................................................................................
         1.22     Person...........................................................................................
         1.23     Potential Default................................................................................
         1.24     Prime Rate.......................................................................................
         1.25     Responsible Officer..............................................................................

2.       LENDING AGREEMENT.........................................................................................
         2.1      Term Loan........................................................................................
         2.2      Payments.........................................................................................
         2.3      Prepayment and Prepayment Penalty................................................................
         2.4      Application of Payments..........................................................................
         2.5      Default Interest.................................................................................
         2.6      Further Assurance................................................................................

3.       COLLATERAL AND OTHER CREDIT ENHANCEMENT...................................................................

4.       CONDITIONS OF LENDING.....................................................................................
         4.1      Conditions Precedent to Loan.....................................................................

5.       REPRESENTATIONS AND WARRANTIES............................................................................
         5.1      Organization and Good Standing...................................................................
         5.2      Authorization and Power..........................................................................
         5.3      Governmental Authorization.......................................................................
         5.4      Binding Effect...................................................................................
         5.5      Title to Aircraft................................................................................
         5.6      Litigation.......................................................................................
         5.7      Conflicting Documents or Agreements..............................................................
         5.8      Full Disclosure..................................................................................
         5.9      No Default.......................................................................................
         5.10     Material Agreements..............................................................................
         5.11     Principal Office.................................................................................
         5.12     Payment of Taxes.................................................................................
         5.13     Survival Representations and Warranties..........................................................

6.       AFFIRMATIVE COVENANTS.....................................................................................
         6.1      Applicable Laws..................................................................................
         6.2      Financial Statements.............................................................................
         6.3      Maintenance of Existence.........................................................................
         6.4      Books and Records; Inspections...................................................................
         6.5      Taxes............................................................................................
         6.6      Revisions........................................................................................
         6.7      Title to Assets and Maintenance..................................................................
         6.8      Additional Assurances............................................................................
         6.9      Performance of Obligations.......................................................................
         6.10     Expenses.........................................................................................
         6.11     Payment of Liabilities...........................................................................
         6.12     Right to Conduct Business........................................................................
         6.13     Other Information................................................................................
         6.14     Maintenance of Insurance.........................................................................
         6.15     Notices..........................................................................................

7.       NEGATIVE COVENANTS........................................................................................
         7.1      Security Agreements, Pledges, etc................................................................
         7.2      Sale of Assets...................................................................................
         7.3      Name.............................................................................................

8.       EVENTS OF DEFAULT.........................................................................................
         8.1      Nonpayment of Note...............................................................................
         8.2      Nonpayment of Interest...........................................................................
         8.3      Other Nonpayment.................................................................................
         8.4      Breach of Covenants..............................................................................
         8.5      Representations and Warranties...................................................................
         8.6      Insolvency.......................................................................................
         8.7      Voluntary Bankruptcy.............................................................................
         8.8      Involuntary Bankruptcy...........................................................................
         8.9      Creditor's Proceedings...........................................................................
         8.10     Monetary Judgments...............................................................................
         8.11     Borrower Dissolution.............................................................................
         8.12     Cross Default....................................................................................

9.       REMEDIES..................................................................................................
         9.1      Immediate Acceleration...........................................................................
         9.2      Notice and Demand................................................................................
         9.3      Other Rights.....................................................................................
         9.4      Deposits; Setoff.................................................................................
         9.5      Cumulative Remedies..............................................................................

10.      GENERAL CONDITIONS........................................................................................
         10.1     Cross-Default....................................................................................
         10.2     Notices..........................................................................................
         10.3     Amendment; Waiver................................................................................
         10.4     Governing Law....................................................................................
         10.5     Prohibition Against Assignment...................................................................
         10.6     Entire Agreement.................................................................................
         10.7     Severability.....................................................................................
         10.8     Captions.........................................................................................
         10.9     Binding Effect...................................................................................
         10.10    Contrary Provisions..............................................................................
         10.11    Counterpart......................................................................................

                                 LOAN AGREEMENT


THIS LOAN AGREEMENT is made and entered into this 30th day of April, 2005, by and between PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation (the "Borrower") and BANK OF OKLAHOMA, N.A., a national banking association ("Bank").


                              W I T N E S S E T H:
                               -------------------


WHEREAS, Borrower and Bank have agreed to an extension of credit in an amount equal to $2,313,555 consisting of an amortizing term loan (the "Term Loan"), as evidenced by the promissory note described herein; and


WHEREAS, the Borrower desires to secure its obligation under this Agreement and the promissory note described herein with certain aircraft and other personal property related thereto pursuant to the terms and conditions of this Agreement and other loan and security documents as described herein.


NOW, THEREFORE, in consideration of the mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Bank and Borrower hereby consent and agree as follows:


     1. CERTAIN DEFINITIONS. As used in this Agreement, "Borrower", "Bank", and "Term Loan" shall have the meanings set forth above and the following terms with their initial letters capitalized shall have the following meanings except where the context otherwise requires:

          1.1 Advance. The term "Advance" shall mean the disbursement by Bank of a sum or sums loaned to Borrower pursuant to this Agreement.

          1.2 Agreement. The term "Agreement" shall mean this Loan Agreement, as the same may from time to time be amended, supplemented or modified.

          1.3 Aircraft. The term "Aircraft" shall mean (i) that certain 1980 Beechcraft King Air 200, Serial No. BB-711, Registration No. N1162V, together with engines manufactured by Pratt & Whitney with Model No(s). PT6A-41 and 4HFR34C754-1, Serial Nos. PCE81679 and PCE81683 and (ii) that certain 1983 Diamond 1A Mitsubishi Aircraft, MU Model, Serial No. A024 S.A., Registration No. N674AC, together with engines manufactured by Pratt & Whitney with Model No. JT15D-4D, Serial No(s). PCE70858 and PCE71013; and
     (iii) existing avionics, equipment and instrumentation. This term shall also include the following: (i) the Airframe; (ii) all Engine(s) from time to time attached thereto; (iii) all Parts relating to the foregoing items
     (i) and/or (ii); and (iv) any and all manuals, logbooks, flight records, maintenance records and other historical records or information relating to any of the foregoing items.

          1.4  Aircraft  Security   Agreement.   The  term  "Aircraft   Security
     Agreement" means that certain aircraft chattel mortgage, security agreement, assignment of rents and leases in a form acceptable to Bank, or other document in form and substance required by Bank conveying a perfected security interest in the Aircraft in favor of Bank under the laws of the applicable jurisdiction, and any and all amendments, modifications, supplements, renewals, extensions, restatements or replacements thereof.

          1.5 Airframes. The term "Airframes" means an aircraft (excluding the Engines from time to time installed thereon), together with all landing gear and any and all Parts related thereto.

          1.6 Collateral. The term "Collateral" shall have that meaning ascribed to such term as is provided in Section 3 hereof.


          1.7 Code. The term "Code" shall mean the Internal Revenue Code of 1986 as amended from time to time.


          1.8 Engines. The term "Engines" means an aircraft engine, together with any and all Parts related thereto. The term "Engines" shall also refer to any replacement aircraft engine which is required or permitted, under this Agreement and/or the Aircraft Security Agreement, to be installed upon the Airframes and with respect to which Borrower complies with each of the applicable requirements contained in this Agreement and/or the Aircraft Security Agreement.

          1.9 Events of Default. The term "Events of Default" shall have that meaning ascribed to such term as is provided in Section 8 hereof.

          1.10 Existing Loans. The term "Existing Loans" shall collectively refer to (i) that certain Loan Agreement dated September 19, 2003 between Borrower, Bank, Comerica Bank, and First United Bank & Trust, as amended and (ii) that certain Loan Agreement dated June 11, 2002 by and between Borrower and Bank, as amended.

          1.11 FAA. The term "FAA" means the United States Federal Aviation Administration (or any successor or replacement Governmental Authority having the same or similar authority and responsibilities).

          1.12 Governmental Authority. The term "Governmental Authority" means any nation or government, any state or political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          1.13 Governmental Requirement. The term "Governmental Requirement" means any law, statute, code, ordinance, order, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement of any federal, state, county, municipal, parish or other Governmental Authority or any department, commission, board, court, agency or any other instrumentality of any of them.

          1.14 Indebtedness. The term "Indebtedness" shall mean: (i) all obligations of Borrower as evidenced by the Note; (ii) all obligations of Borrower evidenced by this Agreement; (iii) all obligations of the Borrower arising from any of the Loan Documents or other agreements covering property secured by a Lien on any asset of Borrower now or hereafter contemplated by this Agreement, whether direct or indirect, absolute or contingent.

          1.15 LIBOR Rate. The term "LIBOR Rate" shall mean the arithmetic average of the rate at which Dollar deposits in immediately available funds and for a maturity equal to one-month (30 days) are offered or available in the London Interbank Market for Eurodollars as of 11:00 a.m. (London time) on the date of determination, as reported in the "Money Rates" section of The Wall Street Journal or a substitute source reasonably determined by Bank in the event such source is no longer available. If more than one month (30 days) LIBOR Rate is published in The Wall Street Journal for any particular time period then the LIBOR Rate shall be the highest of such published rates. Beginning May 1, 2005, such rate shall be adjusted as of the first day of each month during the term hereof.

          1.16 Lien. The term "Lien" shall mean, with respect to any asset of the Borrower, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

          1.17 Loan. The term "Loan" shall mean the loan contemplated by this Agreement and evidenced by the Note, and as evidenced and secured by the Loan Documents.

          1.18 Loan Documents. The term "Loan Documents" shall collectively mean this Agreement, the Note, Aircraft Security Agreement, security agreements, financing statements and all other security documents and instruments executed and delivered in connection with the Loan described herein which secure the obligations of the Borrower to the Bank and any renewals, amendments, supplements or modifications thereof or thereto.

          1.19  Maturity  Date.  The term  "Maturity  Date" shall mean April 30,
     2010.


          1.20 Note. The term "Note" shall mean that certain promissory note from Borrower payable to the order of the Bank with an initial principal balance equal to $2,313,555 and substantially in a form acceptable to Bank.

          1.21 Parts. The term "Parts" means any and all appliances, pans, instruments, appurtenances, accessories, furnishings, seats and other equipment of whatever nature (other than Engines or other kinds of engines), which may from time to time be incorporated in or installed in or attached to the Aircraft, including the Airframe or any Engine.

          1.22 Person. The term "Person" shall include an individual, a corporation, a joint venture, a general or limited partnership, a limited liability company, a trust, an unincorporated organization or a government or any agency or political subdivision thereof.

          1.23 Potential Default. Any event which with the giving of notice or lapse of time, or both, would become an Event of Default.


          1.24 Prime Rate. The term "Prime Rate" shall refer to that fluctuating rate of interest designated from time to time by The Wall Street Journal as the prime rate of interest. This rate is a reference rate and is not intended to be the lowest or best rate of interest offered to Bank's customers.

          1.25 Responsible Officer. The term "Responsible Officer" shall refer to Steve Williamson, Borrower's Chief Financial Officer or Randy Harp, Chief Operating Officer.

     2. LENDING AGREEMENT. Subject to the terms and conditions hereof, and the terms and conditions of the Loan Documents, and in reliance upon the Borrower's representations and warranties contained herein, the Bank agrees to extend credit to the Borrower, and the Borrower agrees to such extension of credit from the Bank on the following terms and conditions:

          2.1 Term Loan. The Bank agrees to extend credit to the Borrower as evidenced by the Note in a principal amount equal to $2,313,555. This Loan is secured by the Collateral. The Note will be in the form of an amortizing or term credit upon which the Bank shall have no obligation to make additional advances.

               2.1.1 Principal. The principal amount of the Term Loan shall equal to $2,313,555.


               2.1.2 Note Interest Rate. Beginning on the date of the first Advance hereunder, and continuing throughout the life of the Loan, the outstanding principal amount of the Note shall bear interest per annum at the LIBOR Rate plus two and one quarter of one percent (2.25%) calculated on the basis of a year of 360 days and the actual number of days elapsed.

               2.1.3 Advances and Purpose. Bank shall advance the entire proceeds of the Note on or before closing in order to finance the Aircraft. This Loan is expressly not a revolving credit. Once sums are advanced they cannot be paid back and readvanced.

               2.1.4 Repayment. Beginning May 31, 2005 and continuing on the last day of each month thereafter through the Maturity Date, Borrower shall make a monthly payment of principal in the amount of $38,560 together with a payment of all accrued but unpaid interest. All outstanding principal plus all accrued but unpaid interest is due and payable in full on the Maturity Date.

          2.2 Payments. The principal of and interest on the Note shall be payable in lawful money of the United States of America, in immediately available funds, at the principal office of the Bank in Oklahoma City, Oklahoma. All such payments shall be made not later than 2:00 p.m., Oklahoma City time, on the date due, and funds received for principal payments on the Note after such hour on any day shall be treated for all purposes of this Agreement as having been received on the next succeeding business day in Oklahoma City. If any payment made by the Borrower under this Agreement is to be made on a Saturday, Sunday or legal holiday in Oklahoma City, Oklahoma, such payment shall be made on the next succeeding business day.

          2.3 Prepayment and Prepayment Penalty. The Borrower may prepay any or all of the Note, either in whole or in part, on any date without premium or penalty.

          2.4 Application of Payments. Borrower hereby agrees that all Note payments paid to Bank shall be applied: (1) to any costs which the Borrower is obligated to pay, (2) to any accrued but unpaid interest, and (3) to the principal indebtedness of the Note, or to any other indebtedness or obligations due to Bank.

          2.5 Default Interest. While any Event of Default exists hereunder or under the Note or any of the Loan Documents, in lieu of the interest rate provided in the Note, all sums owing by Borrower to Bank in connection with the Loan shall bear interest at the Prime Rate plus five percent (5%) per annum, accrued from the date of such Event of Default, but after any applicable grace period to cure certain events of default as provided herein, to the date on which such default is cured to the reasonable satisfaction of the Bank.

          2.6 Further Assurance. The Borrower shall, from time to time, execute and deliver, or cause to be executed and delivered, to the Bank such mortgages, deeds of trust, instruments, agreements, assignments, financing statements, continuation statements and other documents, and take or cause to be taken such actions as Bank may reasonably require, to provide Bank with and to perfect the security interests and mortgage liens required hereunder and to establish and maintain the priority of such security interests and liens.

     3. COLLATERAL AND OTHER CREDIT ENHANCEMENT.

The Loan shall be secured by a first, valid and enforceable lien and security interest evidenced by the personal property described in the Aircraft Security Agreement.


     4. CONDITIONS OF LENDING.

          4.1 Conditions Precedent to Loan. The obligation of the Bank to perform this Agreement and to extend the Loan is subject to the performance of the following conditions precedent in form satisfactory to the Bank:

               4.1.1 Loan Documents. This Agreement, the Note, the Aircraft Security Agreement, financing statements, and all other Loan Documents not specifically mentioned but heretofore required by the Bank shall have been duly executed, acknowledged (where appropriate) and delivered to the Bank, all in form and substance satisfactory to the Bank, and all such applicable documents shall have been properly recorded in all appropriate recording offices. Permission is hereby granted and Bank is hereby authorized to file such financing statements pursuant to the Uniform Commercial Code in effect in the State of Oklahoma as Bank deems necessary to perfect its interest in the Collateral.

               4.1.2 Resolutions of Borrower. Resolutions of the Borrower approving the execution, delivery and performance of this Agreement, the Note, the Aircraft Security Agreement and all other Loan Documents and the transactions contemplated herein and therein, duly adopted by Borrower's board of directors and accompanied by a Certificate of the Responsible Officer stating that such Resolutions are true and correct, have not been altered or repealed and are in full force and effect shall have been delivered to the Bank.

               4.1.3 Incumbency Certificate. A signed certificate of Borrower's secretary or assistant secretary which shall certify the name of the officers of Borrower authorized to sign each Loan Document together with the true signatures of each of such officers shall have been delivered to the Bank. The Certificate of Incorporation and a Certificate of Good Standing for the Borrower issued by the Secretary of State of the State of Oklahoma shall have also been delivered to the Bank.

               4.1.4 Bylaws. A copy of the bylaws of the Borrower, and all amendments thereto, certified by the Responsible Officer as being true, correct and complete as of the date of such certification.

               4.1.5 Liens. Bank shall have a first lien, security interest, or other interest on or in the Aircraft, Airframe, Engine and Parts.

               4.1.6 Title Evidence. The Bank shall have received, at Borrower's expense, an attorney's opinion and/or title insurance covering the Aircraft indicating that it will be secured by the first lien of the Aircraft Security Agreement, subject only to such exceptions as are approved by the Bank.

               4.1.7 Other Insurance.  In addition to the insurance  required in
          the  Aircraft  Security  Agreement,   the  Bank  shall  have  received
          satisfactory original certificates of fire and extended coverage insurance at replacement cost, together with standard clauses naming the Bank as secured party. The Bank shall also have received satisfactory original certificates of general public liability insurance, naming the Bank as an additional insured. Any insurer issuing any of the above insurance shall be satisfactory to the Bank. All premiums on such policies shall be prepaid by the Borrower. The Bank shall not unreasonably withhold its consent to Borrower's insurers.

               4.1.8 Appraisal. Bank shall receive, at Borrower's expense, a current appraisal of the Collateral in form and substance satisfactory to Bank.

               4.1.9 Perfection; Recording and Filing. All actions shall have been taken as are necessary and appropriate for Bank to maintain a valid and perfected first lien and security interest in and to the Aircraft and personal property detailed in the Aircraft Security Agreement, including without limitation, the filing and recording of such Loan Documents as may be necessary and appropriate.

               4.1.10 Information. The Borrower shall have furnished to the Bank such financial statements and other information and/or documents as the Bank shall have requested including, but not limited to, lien searches in Oklahoma County and with the FAA for Borrower.

               4.1.11 No Default. No Events of Default shall have occurred and be continuing under this Agreement or the Loan Documents or the Existing Loans and the representation and warranties set forth herein and in all other Loan Documents shall be true and correct in all material respects.

               4.1.12 No Adverse Change. There shall not have occurred any change in any information relied upon by Bank in entering into this transaction which, in the sole judgment of Bank, is materially adverse on the financial conditions, results of operations, businesses or prospects of Borrower, which a request for funds has been submitted, or any of them.

     5. REPRESENTATIONS AND WARRANTIES. To induce the Bank to extend the Loan and enter into this Agreement, Borrower represents and warrants to the Bank as of the date hereof and on any and all renewals and extensions thereof, as follows:

          5.1 Organization and Good Standing. The Borrower is a corporation duly organized and existing in good standing under the laws of the State of Oklahoma and has the requisite power and authority to own its properties and assets and to transact the business in which it is engaged.

          5.2 Authorization and Power. The Borrower has the requisite power and authority to execute, deliver and perform the Loan Documents. The Borrower has taken all necessary corporate action to authorize such execution, delivery and performance of the Loan Documents. The Borrower is and will continue to be duly authorized to perform the Loan Documents.

          5.3  Governmental   Authorization.   The  execution,   delivery,   and
     performance by the Borrower of this Agreement requires no approval of or filing with any Governmental Authority.

          5.4 Binding Effect. This Agreement and the other Loan Documents, when duly executed and delivered, will constitute legal, valid, and binding obligations of the Borrower, fully enforceable in accordance with their respective terms (subject to limitations on enforceability resulting from bankruptcy and other similar laws relating to creditor's rights and principles of equity) and will secure the payment and performance of the Loan as described herein.

          5.5 Title to Aircraft. The Borrower has good and marketable title to all the Aircraft, including without limitation all real estate collateral, free and clear of all liens, pledges, restrictions, and encumbrances except for any liens permitted hereunder.

          5.6 Litigation. There are no pending legal or governmental actions, proceedings, or investigations to which Borrower is a party or to which any property of Borrower is subject which might result in any material adverse change in the business or financial condition of Borrower and to the best of said party's knowledge, no such actions or proceedings are threatened or contemplated by governmental authorities or any other persons.

          5.7 Conflicting Documents or Agreements. There are no provisions pursuant to existing indentures, leases, security agreements, contracts, notes, instruments, or any other agreements or documents binding on Borrower or affecting the Aircraft, which would conflict with or in any way prevent the execution, delivery or performance of the Loan Documents by Borrower.

          5.8 Full Disclosure. There is no material fact that Borrower has not disclosed to Bank which could have a material adverse effect on the properties, business, prospects or condition (financial or otherwise) of Borrower. Neither the financial statements relied upon by the Bank, nor any certificate or statement delivered herewith or heretofore by Borrower to Bank in connection with the negotiations of this Agreement, contain any untrue statement of a material fact or omits to state any material fact necessary to keep the statements herein or therein from being misleading.

          5.9 No Default. No event has occurred and is continuing which constitutes an Event of Default or a Potential Default or a default or event of default pursuant to the Existing Loans.

          5.10 Material Agreements. Borrower is not in default in any material respect under any contract, Lease, loan agreement, indenture, mortgage, security agreement or other material agreement or obligation to which it is a party or by which any of its properties is bound.

          5.11 Principal Office. The principal place of business of Borrower in Oklahoma is at One Pre-Paid Way, Ada, Oklahoma 74820.

          5.12 Payment of Taxes. Borrower has filed all required federal, state and local tax returns and have paid all taxes as shown on such returns as they become due with any exceptions or claims being contested having been disclosed in writing to Bank.

          5.13 Survival Representations and Warranties. All representations and warranties by Borrower herein shall survive delivery of the Note and any investigation at any time made by or on behalf of Bank shall not diminish Bank's right to rely thereon.

     6. AFFIRMATIVE COVENANTS. Until payment in full of the Note, and any renewals and extensions thereof, the Borrower agrees, unless the Bank shall otherwise consent in writing, to perform or cause to be performed the following agreements:

          6.1 Applicable Laws. Borrower will comply in all material respects with all applicable laws, rules, regulations, and orders which are material to the conduct of its businesses as a whole.

          6.2  Financial  Statements.   Borrower  shall  provide  all  financial
     statements as are required pursuant to the Existing Loans (regardless as to whether such loans have been paid).

          6.3 Maintenance of Existence. The Borrower shall preserve and maintain its corporate existence and all of its rights, privileges and franchises necessary or desirable in the normal conduct of its business, and conduct its business in an orderly and efficient manner consistent with good business practices.

          6.4 Books and Records; Inspections. Accurate books and records shall be kept by the Borrower, and the Bank will have the right to inspect, upon reasonable advance notice, the Aircraft, and to examine and copy such books and records, to discuss the affairs, finances and accounts of the Borrower, and to be informed as to the same at such times and intervals as the Bank might reasonably request under its normal course of business.

          6.5 Taxes. All taxes, assessments, governmental charges and levies imposed on the Borrower and its assets, income and profits will be paid prior to the date on which penalties attach thereto unless being contested in good faith.

          6.6 Revisions. Borrower shall promptly notify Bank in writing of any material change made in any document which has been delivered to Bank for the purposes of credit consideration.

          6.7 Title to Assets and Maintenance. Borrower shall defend and maintain title to the Aircraft. Borrower shall keep all of the Aircraft in good order and condition consistent with industry practice and shall make all necessary repairs, replacements and improvements as may be required from time to time.

          6.8 Additional Assurances. The Borrower agrees to execute, acknowledge and deliver to the Bank such instruments, documents, and any other items in a form acceptable to Bank as the Bank may reasonably require in order to more fully carry out the transactions contemplated herein.

          6.9 Performance of Obligations. The Borrower shall pay the Note according to the reading, tenor and effect thereof, and Borrower will do and perform every act and discharge all obligations provided herein to be performed and discharged or as contemplated hereby, at the time or times and in the manner specified.

          6.10 Expenses. The Borrower covenants and agrees to pay all costs and expenses required to satisfy the conditions of this Agreement. Further, Borrower covenants and agrees to pay all costs and expenses incurred in preparation for the closing hereof, including but not limited to attorneys' fees, inspection fees, appraisal fees, and title and recording fees.

          6.11 Payment of Liabilities. Borrower shall pay all liabilities as they become due unless they are contested in good faith by appropriate actions or legal proceedings and Borrower establishes adequate reserves therefor in accordance with generally accepted accounting principles.

          6.12 Right to Conduct Business. The Borrower shall take all necessary actions to preserve its right to conduct business in any applicable jurisdictions; to obtain and retain all necessary governmental authorities approvals, consents, permits, licenses and certificates; to comply in all material respects with all valid and applicable statutes, rules and regulations; and to continue to conduct his businesses in substantially the same manner as such businesses are now conducted.

          6.13 Other Information. The Borrower will furnish to the Bank such other information concerning the financial status of the Borrower as the Bank may reasonably request.

          6.14 Maintenance of Insurance. In addition to insurance required to be maintained as may be specified in the Aircraft Security Agreement, maintain insurance with responsible insurance companies on such of its properties, in such amounts and against such risks as is customarily maintained by similar businesses operating in the same vicinity, specifically to include fire and extended coverage insurance covering all assets, business interruption insurance, workers compensation insurance and liability insurance.

          6.15 Notices. The Borrower will give prompt written notice to the Bank of any Event of Default under any of the Loan Documents or the Existing Loans; all material litigation affecting the Borrower or the Aircraft; and any other matter which has resulted in, or would reasonably be expected to result in, a material adverse change in the Borrower's financial condition.

     7. NEGATIVE COVENANTS. Prior to the payment in full of the Note and any renewals and extensions thereof, the Borrower agrees that, unless the Bank otherwise gives its prior consent in writing, the Borrower will not perform or permit to be performed any of the following acts:

          7.1 Security Agreements, Pledges, etc. Borrower shall not create, incur, assume, or permit to exist any pledge, lien, or other encumbrances of any kind upon, or any security interest in, on, or to the Aircraft, other than the liens in favor of the Bank.

          7.2 Sale of Assets. The Borrower will not sell, enter into sale-lease back agreements, exchange or transfer title to the Aircraft, except with Bank's express written consent.

          7.3 Name. Borrower shall not change its name, provided, however, Borrower may change its name if it has taken such action as Bank deems necessary to continue the perfection of any Liens securing payment of the Indebtedness.

     8. EVENTS OF DEFAULT. The following shall constitute Events of Default hereunder and under each of the Loan Documents:

          8.1 Nonpayment of Note. Failure to make payment, when due, of any principal due and owing on the Note.

          8.2 Nonpayment of Interest. Failure to make payment, when due, of any interest on the Note.

          8.3 Other Nonpayment. Failure to make payment, when due, of any other amount payable to the Bank under the terms of this Agreement, the Note, the Loan Documents or any other obligation or agreement between the Borrower and the Bank.

          8.4 Breach of Covenants. Default by the Borrower in the performance or observance of any covenant or agreement contained in this Agreement, the Note, the Aircraft Security Agreement, any of the other Loan Documents not specifically set forth in this paragraph, or any agreement in connection therewith, or under the terms of any other instrument delivered to the Bank in connection with this Agreement.

          8.5 Representations and Warranties. Any representation or warranty herein, or any representation, statement, certificate, schedule or report made or furnished to the Bank on behalf of the Borrower, proves to be false or erroneous in any material respect at the time of making thereof.

          8.6 Insolvency. The Borrower: (i) applies for or consents to the appointment of a receiver, trustee or liquidator of the properties of the Borrower; (ii) admits in writing the inability to pay debts as they mature;
     (iii) makes a general assignment for the benefit of creditors; or (iv) has any significant portion of its assets or property placed in the hands of a receiver, trustee or other officers or representatives of a court or of creditors.

          8.7 Voluntary Bankruptcy. The Borrower shall be adjudged bankrupt, or any voluntary proceeding shall be instituted by Borrower in insolvency or bankruptcy, or for readjustment, extension or composition of debts or for any other relief of debtors.

          8.8 Involuntary Bankruptcy. Any involuntary proceeding shall be instituted against Borrower in insolvency or for readjustment, extension, or composition of debts, which proceeding is not dismissed within ninety
     (90) days from the filing of the commencement of the same.

          8.9 Creditor's Proceedings. The institution of any levy or attachment against the Real Property of the Borrower and such levy or attachment shall continue in place and in effect for a period of 60 consecutive days without being vacated, discharged, satisfied, stayed, or removed.

          8.10 Monetary Judgments. One or more judgments, decrees, or orders for the payment of money in excess of $500,000.00 in the aggregate shall be rendered against Borrower and such judgments, decrees, or orders shall continue unsatisfied and in effect for a period of 60 consecutive days without being vacated, discharged, satisfied, or stayed or bonded pending appeal.

          8.11 Borrower Dissolution. The occurrence of any act causing a dissolution of the Borrower.

          8.12 Cross Default. The occurrence of any event of default set forth in any other note, credit agreement, loan agreement or other form of indebtedness by and between Borrower in favor of Bank and/or the occurrence of any event of default set forth in the Existing Loans.

     9. REMEDIES.

          9.1 Immediate Acceleration. Upon the occurrence of an Event of Default specified in Sections 8.6, 8.7, 8.8, 8.9, and 8.10 immediately and without notice, (i) all obligations hereunder and under the Note shall automatically become immediately due and payable, without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are expressly waived by the Borrower, and (ii) the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (and any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits of the Borrower (general or special, time or demand, provision or final) held by the Bank owing by the Bank to or for the credit or account of the Borrower against any and all of the debt evidenced by the Note or other obligations set forth in any Loan Document.

          9.2 Notice and Demand. Upon the occurrence of an Event of Default other than those specified in the sections referenced in Section 9.1 above, Borrower shall have thirty (30) days after receiving written notification of the Event of Default to cure such default (in the event of an Event of Default specified in Sections 8.1, 8.2, and 8.3 Borrower shall have five
     (5) business days to cure after receipt of written notification). In the event Borrower shall fail to effectuate such a cure, Bank may declare all debt evidenced by any and all Loan Documents to be immediately due and payable without presentment, demand, protest, notice of protest, default or dishonor, notice of intent to accelerate maturity, notice of acceleration of maturity or other notice of any kind, except as may be provided to the contrary elsewhere herein, all of which are hereby expressly waived by the Borrower, and in such event, the Bank is hereby authorized at any time and from time to time, without notice to the Borrower (any such notice being expressly waived by the Borrower), to set-off and apply any and all deposits containing funds of the Borrower (general or special, time or demand, provision or final) held by the Bank, and any and all other indebtedness at any time owing by the Bank or to or for credit or account of the Borrower against any and all of the debt evidenced by any Loan Document. In the event Borrower is diligently pursuing a cure to any Event of Default but such cure cannot be accomplished within the time periods set forth herein, Bank may, in its sole discretion, extend any such cure period.

          9.3 Other Rights. Subject to the provisions of this Agreement and after the giving of any required notice and the expiration of any applicable cure period, upon the occurrence of any Event of Default the Bank may, in addition to the foregoing, exercise any or all of its rights and remedies provided by law or pursuant to any other Loan Document.

          9.4 Deposits; Setoff. Regardless of the adequacy of any other collateral held by the Bank, any deposits or other sums credited by or due from the Bank to the Borrower will at all times constitute collateral security for all indebtedness and obligations of the Borrower which are owed to the Bank and may be set off against any and all liabilities, direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, of the Borrower to the Bank.

          9.5 Cumulative Remedies. No failure on the part of the Bank to exercise and no delay in exercising any right hereunder shall operate as a waiver hereof, nor shall any single or partial exercise by Bank of any right hereunder preclude any other or further right of exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not alternative.

     10. GENERAL CONDITIONS. The following conditions shall be applicable throughout the term of this Agreement:

          10.1 Cross-Default. A default by Borrower in this Agreement shall constitute a default under the Note and other Loan Documents, and any other instrument given by Borrower to Bank pursuant to this Agreement. A default under the Note or other Loan Documents shall constitute an Event of Default by Borrower under the terms of this Agreement and the Note and Loan Documents.

          10.2 Notices. All notices hereunder shall be in writing and shall be deemed to have been sufficiently given or served for all purposes when presented as set forth below to any party hereto at the following address:

          To Borrower:              Pre-Paid Legal Services, Inc.
                                    One Pre-Paid Way
                                    Ada, Oklahoma 74820
                                    Telecopier number: 580/436-7410
                                    Attn:  Steve Williamson, Chief Financial
                                           Officer

          To Bank:         BANK OF OKLAHOMA, N.A.
                                    201 Robert S. Kerr
                                    P.O. Box 24128
                                    Oklahoma City, Oklahoma 73124
                                    Telecopier number: 405/272-2588
                                    Attn: Laura Christofferson, Senior Vice
                                          President


or at such other address of which it shall have notified the party giving such notice in writing. Any notice, demand or communication under or in connection with this Loan Agreement shall be deemed effective when received by the party to whom addressed in the case of personal delivery, telefax, or by telex wire, or if sent by mail shall be deemed effective three business days after deposited in any post office of the United States Post Office Department, registered or certified mail, postage fully prepaid, return receipt requested.


          10.3 Amendment; Waiver. This Agreement may not be amended, modified, waived, discharged or terminated in any way, except by an instrument in writing executed by all parties hereto.

          10.4 Governing Law. This Agreement, the Note, the Loan Documents and all other documents issued and executed hereunder shall be deemed to be a contract made under the laws of the State of Oklahoma and shall be construed by and governed in accordance with the laws of the State of Oklahoma.

          10.5 Prohibition Against Assignment. Borrower shall not assign nor transfer voluntarily or by operation of law, or otherwise dispose of this Agreement or any rights hereunder, however the Bank shall have full right and power to assign this Agreement. An assignment or transfer in violation of this provision shall be invalid, and an assignment or transfer by operation of law shall be deemed to be an invalid transfer.

          10.6 Entire Agreement. This Agreement, the Note, the Loan Documents and the other instruments, statements or documents described herein constitute the entire agreement between Borrower and Bank, with any and all prior agreements and understandings being canceled and merged herein.

          10.7 Severability. In case any one or more of the provisions contained in this Agreement, the Note or any other Loan Documents should be deemed invalid, illegal or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of such provision or provisions will not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein and therein will not in any way be affected or impaired thereby.

          10.8 Captions. The captions and headings of this loan agreement are for convenience only and in no way define, limit or describe the scope or intent of any provision of this Agreement.

          10.9 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors and assigns.

          10.10 Contrary Provisions. The terms and conditions of this Agreement shall govern and control any and all contrary provisions of the Loan Documents.

          10.11 Counterpart. This Agreement may be executed in one or more counterpart and all such counterparts shall be construed together as the Agreement.

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the day and year first above written.


           BORROWER:


                          PRE-PAID LEGAL SERVICES, INC.
                          an Oklahoma corporation


                          /s/ Harland C. Stonecipher
                          ------------------------------------------------------
                          By: Harland C. Stonecipher
                          Title: Chairman and CEO


           BANK:


                          BANK OF OKLAHOMA, N.A.


                          /s/ Laura Christofferson
                          ------------------------------------------------------
                          By: Laura Christofferson
                          Title: Senior Vice President

                                  EXHIBIT 10.3

                  AIRCRAFT CHATTEL MORTGAGE, SECURITY AGREEMENT
                             AND ASSIGNMENT OF RENTS


This Aircraft Chattel Mortgage, Security Agreement and Assignment of Rents is entered into as of April 30, 2005 between PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation ("Debtor") and BANK OF OKLAHOMA, N.A. ("Secured Party").


ARTICLE 1

                                   DEFINITIONS

As used in this Agreement, the following terms shall have the following definitions:


     1.1 The term "this Agreement" means and includes this Aircraft Chattel Mortgage, Security Agreement and Assignment of Rents, any concurrent or subsequent exhibits or schedules to this Aircraft Chattel Mortgage, Security Agreement and Assignment of Rents, and any extensions, supplements, amendments or modifications to this Aircraft Chattel Mortgage, Security Agreement and Assignment of Rents, and/or to any such exhibits or schedules.

     1.2 The term "Aircraft" means and includes: (i) the Airframes; (ii) the Avionics; (iii) the Engines; and (iii) all loose equipment and spare parts relating to the foregoing items (i) and/or (ii) and/or (iii); (iv) any and all manuals, logbooks, flight records, maintenance records, and other historical records or information of Debtor relating to the foregoing items (i), (ii),
(iii), and/or item (iv).

     1.3 The term "Airframes" means and includes each of those certain airframes identified on Exhibit "1.3" attached hereto and incorporated herein by this reference and each airframe identified on any supplement to Exhibit 1.3 executed from time to time hereafter, together with any and all parts, appliances, components, instruments, accessories, accessions, attachments, equipment, or avionics (including, without limitation, communications, radar, navigation systems, or other electronic equipment) installed in, appurtenant to, or delivered with or in respect of each such airframe.

     1.4 The term "Avionics" means and includes any avionic instruments or equipment which either now or in the future are installed on, appurtenant to, or delivered with or in respect of the Aircraft, together with any and all parts, appliances, components, accessories, accessions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such avionics. The term "Avionics" shall also refer to any replacement avionic equipment which Debtor is required or permitted, under this Agreement, to install upon the Airframes or to the Aircraft and to which Debtor complies with each of the applicable requirements contained in this Agreement.

     1.5 The term "the Code" means and refers to the Uniform Commercial Code as enacted by the State of Oklahoma, and any and all terms used in this Agreement which are defined in the Code shall be construed and defined in accordance with the meaning and definition ascribed to such terms under the Code.

     1.6 The term "Collateral" means and includes each and all of the following, whether now existing or hereafter arising, and wherever located: (i) the Aircraft; (ii) the Avionics; (iii) the Engines; (iv) all right, title and interest of Debtor in, to and under any sales agreement or contract, lease, rental agreement, charter agreement, or other agreement(s) respecting any of the Aircraft and/or any of the Engines, including, but not limited to, Debtors right to receive, either directly or indirectly, from any party or person, any rents or other payments due under such agreement(s); and (v) the proceeds of any of the foregoing items (i) through (iv), including, but not limited to, proceeds of insurance covering the Airframes, the Engines, the Avionics and/or any other portion of the Collateral, and any and all accounts, general intangibles, contract rights, inventory, equipment, money, drafts, instruments, deposit accounts, or other tangible and intangible property of Debtor resulting from the sale (authorized or unauthorized) or other disposition of the Collateral, or any portion thereof, and the proceeds of such proceeds.

     1.7 The term "Debtor" means and refers to PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation, with an office located at One Pre-Paid Way, Ada, Oklahoma 74820.

     1.8 The term "Engines" means and includes those certain aircraft engines identified on Exhibit "1.3" attached hereto and incorporated herein by this reference, each aircraft engine identified on any supplement to Exhibit 1.3 executed from time to time hereafter, and any other aircraft engines which either now or in the future are installed on, appurtenant to, or delivered with or in respect of the Airframes, together with any and all parts, appliances, components, accessories, accessions, attachments or equipment installed on, appurtenant to, or delivered with or in respect of such engines. The term "Engines" shall also refer to any replacement aircraft engine which Debtor is required or permitted, under this Agreement, to install upon the Airframes and to which Debtor complies with each of the applicable requirements contained in this Agreement.

     1.9 The term "FAA" means and refers to the United States Federal Aviation Administration, or any successor or replacement administration or governmental agency having the same or similar authority and responsibilities.

     1.10 The term "Geneva Convention" means and refers to the Convention on the International Recognition of Rights in Aircraft made in Geneva, Switzerland on June 19, 1948, (effective 17 September 1953), together with the necessary enacting rules and regulations promulgated by any particular signatory country.

     1.11 The term "Insolvency Proceeding" means and includes any proceeding commenced by or against any person or entity, under any provision of the federal Bankruptcy Code, as amended, or under any other bankruptcy or insolvency law, including, but not limited to, assignments for the benefit of creditors, formal or informal moratoriums, compositions or extensions with some or all creditors.

     1.12 The term "Judicial Officer or Assignee" means and includes any trustee, receiver, controller, custodian, assignee for the benefit of creditors or any other person or entity having powers or duties like or similar to the powers and duties of a trustee, receiver, controller, custodian or assignee for the benefit of creditors.

     1.13 The term "Loan Agreement" means and includes that certain Loan Agreement dated as of April 30, 2005, between Secured Party, as lender, and Debtor, as borrower, pursuant to which Secured Party has extended, or has agreed to extend certain financial accommodations to Debtor, together with any and all concurrent or subsequent exhibits, schedules, extensions, supplements, amendments or modifications thereto.

     1.14 The term "Note" means and includes that certain Promissory Note, dated of even date herewith, in the original principal amount of Two Million Three Hundred Thirteen Thousand Five Hundred Fifty Five and no/100 Dollars ($2,313,555), which Debtor has executed, or is in the process of executing to the order of Secured Party, together with any and all concurrent or subsequent extensions, amendments, or modifications thereto, and any and all replacements thereof.

     1.15 The term "Obligations" means and includes any and all loans, advances, overdrafts, debts, liabilities, obligations (including, without limitation, any and all amounts evidenced by the Note and the Loan Agreement, any amounts charged to Debtor's account with Secured Party pursuant to any present or future agreement authorizing Secured Party to so charge such account, any and all interest which is not paid when due, and any and all Secured Party Expenses which Debtor is required to pay or reimburse by this Agreement, by law, or otherwise), guaranties, covenants and duties owing by Debtor to Secured Party, of any kind or description, arising out of or in connection with, or related to the transactions contemplated by the Loan Agreement, the Note, this Agreement, and/or any other agreement(s) between Debtor and Secured Party entered into in connection therewith (collectively, the "Loan Documents"), whether direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising.

     1.16 The term "Secured Party" shall mean and refer to Bank of Oklahoma, N.A., with a place of business located at 201 Robert S. Kerr Ave., Oklahoma City, Oklahoma 73102.

     1.17 The term "Secured Party Expenses" means and includes (i) all costs or expenses which Debtor is required to pay or cause to be paid under this Agreement and which are paid or advanced by Secured Party pursuant to the provisions of this Agreement; (ii) all taxes and insurance premiums of every nature and kind which Debtor is required to pay or cause to be paid under this Agreement or the Loan Agreement and which are paid or advanced by Secured Party pursuant to the provisions of this Agreement; (iii) all filing, recording, publication and search fees paid or incurred by Secured Party (with or without suit), to correct any default or enforce any provisions of this Agreement, the Loan Agreement, the Note, or any other Loan Document, or in gaining possession of, maintaining, handling, preserving, storing, refurbishing, appraising, selling, preparing for sale and/or advertising to sell the Collateral, whether or not a sale is consummated; (v) all costs and expenses of suit paid or incurred by Secured Party in enforcing or defending the Obligations, this Agreement, the Loan Agreement, the Note, or any other Loan Document, or any portion of any thereof; and (vi) attorneys' fees and expenses paid or incurred by Secured Party in advising, structuring, drafting (after the date hereof), reviewing (after the date hereof), amending, terminating, enforcing, defending or concerning this Agreement, the Loan Agreement, the Note, or any other Loan Document, or any portion of any thereof, whether or not suit is brought, and including any action brought in any insolvency Proceeding.

     1.18 Terms used herein which are defined in the Loan Agreement shall, unless otherwise defined, have the meanings set forth in the Loan Agreement.

                                    ARTICLE 2

                          CREATION OF SECURITY INTEREST

     2.1 Security Interest in Collateral. Debtor grants to Secured Party a continuing, first priority security interest in and lien upon the Collateral in order to secure prompt repayment of any and all Obligations owed by Debtor to Secured Party and in order to secure prompt performance of any and all other Obligations to be performed by Debtor. Secured Party's security interest in and lien upon the Collateral shall attach to all of the Collateral upon the execution and delivery of this Agreement, without further act being required on the part of either Secured Party or Debtor. As between Secured Party and Debtor, any liens filed against the Collateral after the date of this Agreement shall be subordinate in all respects to the lien of this Agreement, for the full amount of the loan evidenced by the Note.

     2.2 Security Instruments: Further Assurances. Debtor will perform, or will cause to be performed, each and all of the following:

     (a) record, register and file this Agreement, as well as such notices, financing statements, and/or other documents or instruments as may, from time to time, be requested by Secured Party to fully carry out the intent of this Agreement, with: (a) the FAA in Oklahoma City, Oklahoma, United States of America, promptly after the execution and delivery of this Agreement; (b) the County Clerk of Oklahoma County, State of Oklahoma; and (c) such other administrations or governmental agencies, whether domestic or foreign, as may be determined by Secured Party to be necessary or advisable in order to perfect, establish, confirm, maintain and/or perfect the security interest and lien created hereunder, as a legal, valid, and binding, first priority security interest and lien upon the Collateral;

(b)furnish to Secured Party evidence of every such recording, registering and filing; and


(c)execute and deliver or perform, or cause to be executed and delivered or performed, such further and other instruments and/or acts as Secured Party determines are necessary or required to fully carry out the intent and purpose of this Agreement or to subject the Collateral to the security interest and lien created hereunder, including, without limitation: (a) any and all acts and things which may be reasonably requested by Secured Party with respect to complying with or remaining subject to the Geneva Convention, the laws and regulations of the FAA, or the laws and regulations of any of the various states or countries in which any of the Aircraft (1) is flying over, operating in, or located in, or (2) may fly over, operate in, or become located in; and (b) defending the title of Debtor to the Collateral by means of negotiation and, if necessary, appropriate legal proceedings, against each and every party claiming an interest therein contrary or adverse to Debtors title to same.


     2.3 Power of Attorney. Debtor hereby irrevocably appoints Secured Party as its attorney-in-fact and agent with full power of substitution and re-substitution for Debtor and in its name to do, at Secured Party's option, any one or more of the following acts, upon the occurrence of an Event of Default:
(i) to receive, open and examine all mail addressed to Debtor and to retain any such mail relating to the Collateral and to return to Debtor only that mail which is not so related; (ii) to endorse the name of the Debtor on any checks or other instruments or evidences of payment or other documents, drafts, or instruments arising in connection with or pertaining to the Collateral, to the extent that any such items come into the possession of the Secured Party; (iii) to compromise, prosecute or defend any action, claim, or proceeding concerning the Collateral; (iv) to do any and all acts which Debtor is obligated to do under this Agreement or under the Loan Agreement; (v) to exercise such rights as Debtor might exercise relative to the Collateral, including, without limitation, the leasing, chartering, or other utilization thereof; (vi) to give notice of Secured Party's security interest in and lien upon the Collateral, including, without limitation, notification to lessees and/or other account debtors of the Secured Party's security interest in the rents and other payments due to Debtor relative to the Collateral, and the collection of any such rents or other payments; and (vii) to execute in Debtors name and/or to simply file any notices, financing statements, and other documents or instruments Secured Party determines are necessary or required to fully carry out the intent and purpose of this Agreement or to perfect Secured Party's security interest and lien in and upon the Collateral. Debtor hereby ratifies and approves all that Secured Party shall do or cause to be done by virtue of the power of attorney granted in this Section 2.3 and agrees that neither Secured Party, nor any of its employees, agents, officers, or its attorneys, will be liable for any acts or omissions or for any error of judgment or mistake of fact or law made while acting, pursuant to the provision of this Section 2.3 and in good faith. The appointment of Secured Party as Debtor's attorney-in-fact, and each and every one of Secured Party's rights and powers in connection therewith, being coupled with an interest, are and shall remain irrevocable until all of Debtor's Obligations have been fully paid and performed.

                                   ARTICLE 3

              REPRESENTATIONS, WARRANTIES, AND COVENANTS OF DEBTOR

By executing and delivering this Agreement, and continually thereafter until each and all Debtor's Obligations have been fully paid and performed, Debtor represents, warrants, and covenants to Secured Party as follows:


     3.1 Compliance with Laws. Debtor will neither use the Collateral, nor permit the Collateral to be used, for any unlawful purpose or contrary to any statute, law, ordinance or regulation relating to the registration, use, operation or control of the Collateral. Debtor will comply with, or cause to be complied with, at all times and in all respects, all statutes, laws, ordinances and regulations of the United States (including, without limitation, the FAA), the State of Oklahoma, and of all other governmental, regulatory, or judicial bodies applicable to the use, operation, maintenance, overhauling, or condition of the Collateral, or any part thereof, and with all requirements under any licenses, permits, or certificates relating to the use or operation of the Collateral which are issued to Debtor or to any other person having operational control of the Collateral; provided, however, that Debtor may, in good faith and by appropriate legal or other proceedings, contest the validity of any such statutes, laws, ordinances or regulations, or the requirements of any such licenses, permits, or certificates, and pending the determination of such contest may postpone compliance therewith, unless the rights of Secured Party hereunder are or may be materially adversely affected thereby.

Debtor agrees that at no time shall any of the Aircraft be operated or located in, or relocated to, by Debtor, or any other person or entity, any jurisdiction other than North America or the Caribbean. The foregoing authority to use any of the Aircraft to the contrary notwithstanding, at no time shall any of the Aircraft be operated in or over any area which may expose Secured Party to any penalty, fine, sanction or other liability, whether civil or criminal, under any applicable law, rule, treaty or convention, nor may any of the Aircraft be used in any manner which is or is declared to be illegal and which may thereby render any of the Aircraft liable to confiscation, seizure, detention or destruction.
3.2 Maintenance and Repair.

          (a) During the effectiveness of this Agreement, Debtor shall, at its expense, do or cause to be done each and all of the following:

               (i) maintain and keep the Collateral in as good condition and repair as it is on the date of this Agreement, ordinary wear and tear excepted;

               (ii) maintain and keep each Aircraft in good order and repair and airworthy condition in accordance with the requirements of each of the manufacturers' manuals and mandatory service bulletins which relate to airworthiness;

               (iii) replace in or on each Airframe, any and all Engines, parts, appliances, instruments or accessories which may be worn out, lost, destroyed or otherwise rendered unfit for use; and

               (iv) without  limiting the foregoing,  cause to be performed,  on all parts of each of the Aircraft, all applicable mandatory Airworthiness Directives, Federal Aviation Regulations, Special Federal Aviation Regulations, and manufacturers' service bulletins relating to airworthiness, the compliance date of which shall occur during the term of this Agreement.

          (b) Debtor shall be responsible for all required inspections of each Aircraft in accordance with all applicable FAA and other governmental requirements. Debtor shall at all times cause each of the Aircraft to have, on board and in a conspicuous location, a current Certificate of Airworthiness issued by the FAA.

          (c) All inspections, maintenance, modifications, repairs, and overhauls of any of the Aircraft (including those performed on each Airframe, the Engines, and/or any components, appliances, accessories, instruments, or equipment) shall be performed by personnel authorized by the FAA to perform such services.

          (d) If any Engine, component, appliance, instrument, equipment or part of any of the Aircraft shall reach such a condition as to require overhaul, repair or replacement, for any cause whatever, in order to comply with the standards for maintenance and other provisions set forth in this Agreement, Debtor may:

               (i) install on such Aircraft such items of substantially the same type in temporary replacement of those then installed on such Aircraft, pending overhaul or repair of the unsatisfactory item; provided, however, that such replacement items must be in such a condition as to be permissible for use upon such Aircraft in accordance with the standards for maintenance and other provisions set forth in this Agreement; provided further, however that Debtor must, at all times, retain unencumbered title to any and all items temporarily removed; or

               (ii) install on such Aircraft such items of substantially the same type in permanent replacement of those then installed on such Aircraft; provided, however, that such replacement items must be in accordance with the standards for maintenance and other provisions set forth in this Agreement; provided further, however, that Debtor must first comply with each of the requirements of subsection (e) hereinbelow.

          (e) If during the effectiveness of this Agreement, Debtor is required or permitted to install upon any Airframe or any Engine, components, appliances, accessories, instruments, engines, equipment or parts in permanent replacement of those then installed on such Airframe or Engine, Debtor may do so provided that, in addition to any other requirements provided for in this Agreement:

               (i) Secured Party is not divested of its security interest in and lien upon any item removed from the applicable Aircraft and that no such removed item shall be or become subject to the lien or claim of any Person, unless and until such item is replaced by an item of the type and condition required by this Agreement, title to which, upon its being installed or attached to such Airframe, is validity vested in Debtor, free and clear of any liens and/or claims, of any kind or nature, of any Person other than Secured Party;

               (ii) Debtor's title to every substituted item shall immediately be and become subject to the security interest and lien of Secured Party, and each of the provisions of this Agreement, and each such item shall remain so encumbered and so subject unless it is, in turn, replaced by a substitute item in the manner permitted herein; and

               (iii) if an item is removed from any Aircraft and replaced in accordance with the requirements of this Agreement, and if the substituted item satisfies the requirements of this Agreement, including the terms and conditions of subsections (i) and (ii) hereinabove, then the item which is removed shall thereupon, and only thereupon, be free and clear of the security interest and lien of Secured Party.

               (iv) if any Engine, component, appliance, accessory, instrument, equipment or part is installed upon any Airframe, and is not in substitution for or in replacement of an existing item, such additional item shall be considered as an accession to such Airframe.

     3.3 Insurance. Debtor will at all times, at its own cost and expense, maintain, or cause to be maintained, a policy or policies of insurance with respect to the Collateral, in accordance with the following provisions:

          (a) With respect to the use and operation of any of the Aircraft, Debtor will maintain a policy or policies of insurance covering such risks, providing such degree of protection in such amounts and with such insurers as are acceptable to the Secured Party.

          (b) Debtor will name Secured Party or cause Secured Party to be named as an additional insured party on all policies of liability insurance, and as the loss payee, on all policies of casualty insurance. Debtor shall obtain or deliver to Secured Party, from the issuer of each insurance policy, a waiver of warranties with respect to Secured Party's rights under such policies, and will cause all parties who may have an interest in the proceeds of such policies to acknowledge, in writing, that Secured Party has a prior interest in such proceeds. Each and every such policy shall also contain an agreement by the insurer that, notwithstanding any right of cancellation having been given to Secured Party no change in the policy limits or types of coverage in any such policy shall be made except after thirty (30) days prior written notice thereof having been given to Secured Party.

          (c) Debtor shall provide Secured Party with insurer's certifications with respect to the types, amounts and policy numbers of insurance in effect as of the date of execution and delivery of this Agreement.

          (d) If Debtor should, for any reason, fail to renew or cause to be renewed any such policy or contract of insurance, Secured Party has the option to pay the premiums on any such policy or contract of insurance, or to take out new insurance in such amounts, types, coverages, and terms as Secured Party determines to be prudent; and any sums paid therefore shall constitute Secured Party Expenses, shall be payable by Debtor on demand, and shall be added to and be a part of and included in the Obligations.

          (e) Debtor shall not use or permit the Collateral to be used in any manner or for any purpose excepted from or contrary to the requirements of any insurance policy or policies required to be carried and maintained hereunder or for any purpose excepted or exempted from or contrary to said insurance policies, and do any other act or permit anything to be done which could reasonably be expected to invalidate or limit any such insurance policy or policies.

     3.4 Chief Executive Office. Debtor represents that its chief executive office is located at the address indicated in Section 1.7 of this Agreement and agrees that such chief executive office will not be changed without prior written notice to Secured Party.

     3.5 Further Representations, Warranties, and Covenants. Debtor further represents, warrants, and covenants with Secured Party as follows:

          (a) Debtor will pay, or cause to paid, when due all taxes, assessments, charges (including license and registration fees and all taxes, levies, imposts, duties, charges or withholdings of any nature whatsoever, together with any penalties, fines or interest thereon) imposed upon Debtor by any federal, state or local government or taxing authority upon or with respect to the Collateral or any portion thereof, or upon the purchase, ownership, delivery, leasing, possession, use, operation, return or other disposition thereof, or upon the rentals, receipts or earnings arising there from, or upon or with respect to this Agreement, or any of the other agreements relating hereto, excepting from such requirements any taxes or charges which are based on, or measured by, the net income of Secured Party.

          (b) At any reasonable time, on demand by Secured Party, Debtor will cause the Collateral (including the logs, books, manuals, and records comprising the Collateral) to be exhibited to Secured Party, (or persons designated by Secured Party) for purposes of inspection and copying.

          (c) Debtor is the registered owner of each of the Aircraft pursuant to a proper registration under the Federal Aviation Act of 1958, as amended, and Debtor qualifies in all respects as a citizen of the United States as defined in said Act.

          (d) Debtor will keep accurate and complete logs, manuals, books, and records relating to the Collateral, and provide Secured Party with copies of reports and information relating to the Collateral as Secured Party may reasonably require from time to time.

          (e) Except upon the prior written consent of Secured Party, Debtor shall not sell or otherwise dispose of or transfer the Collateral, or any right or interest of Debtor therein.

          (f) Debtor will not suffer or permit any security interest, lien, charge or other encumbrance to attach to or exist relative to the Collateral, whether voluntarily or involuntarily, and whether by issuance of judicial process, levy or otherwise, until all of the Obligations have been completely discharged; provided, however, that this subsection shall not prohibit Borrower from incurring any materialmen's, mechanics', workmen's, employees' or other like liens, arising in the ordinary course of business, the payment for which is not due and payable, or liens for taxes, assessments or governmental charges or levies, the payment for which is not yet due and payable.

          (g) Debtor will promptly give Secured Party notice of any Event of Default or event which, after notice or lapse of time or both, would constitute an Event of Default, under the Loan Agreement.

          (h) Debtor will indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement) or the use, sale, operation or possession of the Collateral, WHETHER OR NOT SUCH CLAIMS, LOSSES AND LIABILITIES ARE IN ANY WAY OR TO ANY EXTENT CAUSED BY OR ARISING OUT OF SUCH INDEMNIFIED PARTY'S OWN NEGLIGENCE, except to the extent such claims, losses or liabilities are proximately caused by Secured Party's individual gross negligence or willful misconduct.

                                   ARTICLE 4

                         EVENTS OF DEFAULT AND REMEDIES

          4.1 Remedies Upon Default.

          (a) Upon the occurrence of an Event of Default, Secured Party may, at its election, and without notice and without demand, do any one or more of the following, all of which are authorized by Debtor:

               (i)  take  possession,   by  its  agents  or  otherwise,  of  the
          Collateral wherever found, with or without notice of process of law, and hold, store and/or use, operate, manage and control the Collateral, and collect and receive all rents, revenues, issues and profits of the Collateral and every part thereof;

               (ii) grant extensions and compromise claims with respect to the Collateral, and settle claims with respect to the Collateral for less than face value, all without prior notice to Debtor;

               (iii) retain the Collateral in full satisfaction of the Obligations secured thereby, or sell the Collateral at either a public or private sale, or both, by way of one or more contracts or transactions, for cash or on terms, in such manner and such places as is commercially reasonable.

          (b) The requirements of reasonable notice shall be met as follows:

               (i) Secured Party shall give Debtor and each holder of a security interest in the Collateral who has filed with Secured Party a written request for notice, a notice in writing of the time and place of public sale, or, if the sale is a private sale or some other disposition other than a public sale is to be made of the Collateral, the time on or after which the private sale or other disposition is to be made; and

               (ii) The notice shall be personally delivered or mailed, postage prepaid, to Debtor's address appearing in this Agreement (or at such other address as Debtor advises Secured Party of in writing), at least ten (10) calendar days before the date fixed for the public sale, or at least ten (10) calendar days before the date on or after which the private sale or other disposition is to be made. Notice to persons other than Debtor claiming an interest in Collateral shall be sent to such addresses as they have furnished to Secured Party.

          (c) All costs and expenses incurred by Secured Party in connection with the enforcement or exercise of and of its rights or remedies herein shall be immediately payable by Debtor, upon demand, and shall constitute Secured Party Expenses hereunder, whether or not suit is commenced;

          (d) Prior to the disposition of the Collateral, Secured Party may, but shall not be required to assemble, process, repair or recondition, maintain, store, refurbish, have appraised, or otherwise prepare the Collateral for disposition, and in connection therewith, use any trademark, trade name, trade style, copyright or patent used by Debtor;

          (e) With or without taking possession of the Collateral, Secured Party may take legal proceedings for:

               (i) the specific performance of any covenant or agreement contained herein, or the execution of any right or power herein granted;

               (ii) foreclosure hereunder;

               (iii) the sale, under the judgment or decree of any court of competent jurisdiction, of all or any part of the Collateral;

               (iv) the appointment of a receiver or receivers of all or any part of the Collateral pending any foreclosure hereunder or the sale of all of the Collateral, by any court of competent jurisdiction or under executory or other legal process;

               (v) the recovery of the unpaid balance of the Obligations; and

               (vi) the enforcement of any other appropriate remedy, whether under this Agreement, under the Loan Agreement, or otherwise.

          (f) Secured Party may exercise any and all other rights and remedies of a secured party under the Code.

     4.2 Waiver. Demand, presentment for payment, protest and notice of nonpayment, or protest or dishonor, and all demands and any notices of any action taken by Secured Party under this Agreement and notice of intent to accelerate, and notice of acceleration of, the Obligations and any part thereof are expressly waived by Debtor and all other parties liable in respect of the Obligations.

     4.3 Application of Proceeds. The proceeds of any disposition of any of the Collateral, the net earnings of any lease or other agreement relative to the use of the Collateral, and any amounts received as a result of the exercise of any of the rights, powers and remedies of Secured Party herein granted, including the right to collect proceeds of any claims for damages on account of the Collateral and the right to collect proceeds of any insurance received on account of the Collateral, shall be applied as follows:

          (a) First, to the repayment of all Secured Party Expenses;

          (b) Second, to the repayment of all other Obligations;

          (c) Third, and subject to the rights of any junior lienholders, any remaining amount shall be paid, without interest, to Debtor.

     4.4 Right of Set-off. Debtor agrees that Secured Party may exercise a right of set-off with respect to any amounts owed to Secured Party in the same manner as if the amounts owed were unsecured.

     4.5 Exercise of Remedies. Each right, power and remedy herein granted Secured Party is cumulative and in addition to every other right, power and remedy herein specifically given or now or hereafter existing under or by virtue of the provisions of any other Agreement between Debtor and Secured Party or in equity, at law or by virtue of statute or otherwise. No failure to exercise, and no delay in exercising, any right, power or remedy held by Secured Party hereunder or otherwise, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy held hereunder otherwise, preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

     4.6 Termination. If all of the Secured Obligations are fully paid and performed, then the security interest and lien of Secured Party in the Collateral shall terminate. In any such case, Secured Party shall, upon the request of Debtor and at Debtor's expense, execute and deliver to Debtor proper instruments acknowledging the termination of the security interest and liens.

                                   ARTICLE 5

                            MISCELLANEOUS PROVISIONS

     5.1 Successors and Assigns. All the covenants, stipulations and agreements contained herein shall bind each party and its successors and assigns, and shall inure to the benefit of the other party and its respective successors and assigns.

     5.2 Entire Agreement. This Agreement, together with the Exhibits and other agreements referred to herein, constitutes the entire understanding between the parties with respect to the subject matter hereof. All prior agreements, understandings, representations, warranties and negotiations, if any, are merged into this Agreement, and this Agreement is the entire agreement between Debtor and Secured Party relating to the subject matter hereof. This Agreement cannot be changed or terminated orally.

     5.3 Captions. Captions to the Articles and Sections of this Agreement are for the convenience of the parties, are not a part of this Agreement, and shall not be used for the interpretation of any provision hereof.

     5.4 Notices. Any notice given with respect to this Agreement may be given as provided in the Loan Agreement.

     5.5 Severability. Each provision of this Agreement shall be severable from every other provision of this Agreement for the purpose of determining the legal enforceability of any specific provision hereof.

     5.6 Governing Law. This Agreement is performable in Oklahoma County, Oklahoma, and the law of the State of Oklahoma shall govern the validity, construction, enforcement and interpretation of this Agreement and all documents executed in connection herewith.

     5.7 Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart shall for all purposes be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.


           DEBTOR:


                          PRE-PAID LEGAL SERVICES, INC.
                          an Oklahoma corporation


                          /s/ Harland C. Stonecipher
                          ------------------------------------------------------
                          By: Harland C. Stonecipher
                          Title: Chairman and CEO


           SECURED PARTY:


                          BANK OF OKLAHOMA, N.A.


                          /s/ Laura Christofferson
                          ------------------------------------------------------
                          By: Laura Christofferson
                          Title: Senior Vice President

                                   EXHIBIT 1.3


                        SCHEDULE OF AIRCRAFT AND ENGINES


                                    Airframe


The following aircraft:


--------------------------------------------------------------------------------
   Manufacturer           Model         Manufacturer's        United States
                                         Serial No.            Registry No.
--------------------------------------------------------------------------------

   Beechcraft         King Air 200         BB-711                 N1162V
--------------------------------------------------------------------------------

                                Aircraft Engines


The following engines, each engine 750 or more rated takeoff horsepower or the equivalent thereof:


--------------------------------------------------------------------------------
 Manufacturer                      Model                          Manufacturer's
                                                                    Serial No.
--------------------------------------------------------------------------------

 Pratt & Whitney                  PT6A-41                            PCE81679
--------------------------------------------------------------------------------

 Pratt & Whitney               4HFR34C754-1                          PCE81683
--------------------------------------------------------------------------------

Any and all components, instruments, equipment and other features associated with the aforementioned Airframes and Engines.


                                    Airframe


The following aircraft:


--------------------------------------------------------------------------------
   Manufacturer           Model         Manufacturer's        United States
                                         Serial No.            Registry No.
--------------------------------------------------------------------------------

  Mitsubishi             MU 300            A024 S.A.              N674AC
--------------------------------------------------------------------------------

                                Aircraft Engines


The following engines, each engine 750 or more rated takeoff horsepower or the equivalent thereof:


--------------------------------------------------------------------------------
 Manufacturer                      Model                          Manufacturer's
                                                                    Serial No.
--------------------------------------------------------------------------------

Pratt & Whitney                   JT15D-4D                           PCE70858
--------------------------------------------------------------------------------

Pratt & Whitney                                                      PCE71013
--------------------------------------------------------------------------------

Any and all components, instruments, equipment and other features associated with the aforementioned Airframes and Engines.

                                  EXHIBIT 10.4

                       SECOND AMENDMENT TO LOAN AGREEMENT


     THIS SECOND AMENDMENT TO LOAN AGREEMENT (this "Amendment") is made effective as of the 6th day of May, 2005, by and between PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation (the "Borrower") and BANK OF OKLAHOMA, N.A., a national banking association ("BOK"), COMERICA BANK ("Comerica"), FIRST UNITED BANK & TRUST, a state banking corporation ("FUB"), and each of the financial institutions which may from time to time become a party hereto pursuant to the provisions of Section 12.1 of the Loan Agreement or any successor or assignee thereof (hereinafter collectively referred to as "Banks", and individually, "Bank") and BOK, as Agent ("Agent").


                              W I T N E S S E T H:


     WHEREAS, on September 19, 2003, Borrower and Banks agreed to an extension of credit in the principal amount of Twenty Five Million and No/100 Dollars ($25,000,000.00) from the Banks to the Borrower consisting of a term loan for the primary purpose of purchasing Borrower's shares of stock in the open market all as described in that certain Loan Agreement dated as of such date and on August 26, 2004, Borrower and Banks agreed to an increase in the extension of credit to the principal amount of Thirty One Million, Five Hundred Thousand and No/100 Dollars ($31,500,000.00) from the Bank to the Borrower consisting of a term loan for the purpose of purchasing the Borrower's shares of stock in the open market all as described in that certain First Amendment to Loan Agreement (the "Agreement").


     WHEREAS,   the  Borrower's   obligations  pursuant  to  the  Agreement  and
promissory notes described therein are secured by certain collateral as described in the Agreement;


     WHEREAS, all collateral securing the indebtedness evidenced by or described in the Agreement and the Note shall continue to secure the indebtedness described in the Agreement, as hereby amended;


     WHEREAS, all capitalized terms not otherwise defined herein shall have those meanings assigned to such terms in the Agreement; and


     WHEREAS, Borrower and Banks desire to amend the Agreement for the second time in order to, among other things not specifically set forth in this recital, redefine the debt coverage ratio, amend the allowable dividends and distributions, and allow for the prepayment of scheduled payments of principal in the direct order of maturities.


NOW, THEREFORE, in consideration of the foregoing and for such other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:








                                   ARTICLE 1

                          CHANGES TO THE LOAN AGREEMENT

     Borrower and Bank have agreed to modify, supplement and amend certain portions and/or terms of the Agreement. The Agreement is hereby amended as follows:


     1.1 The definition of the term "Debt Service  Coverage  Ratio" set forth at
Section 1.10 of the Agreement is hereby amended and restated in its entirety, as follows:

          1.10 Debt Coverage  Ratio.  The term "Debt Coverage  Ratio" shall mean
     (A) for the previous three-months annualized, Net Income plus depreciation and amortization, plus interest expense minus (i) $1,000,000 (representing a mutually agreed level of anticipated annual maintenance capital expenditures) and (ii) stock purchases for the previous three (3) months annualized and not paid for from loan proceeds, but excluding stock purchases from unrestricted cash reserves DIVIDED BY (B) for the next ensuing twelve-months, principal payments due on all Funded Debt plus interest expense for the previous three (3) months annualized plus dividends declared for the previous twelve (12) months.

     1.2 The definition of "Majority Banks" set forth in Section 1.25 of the Agreement is hereby amended and restated in its entirety and replaced, as follows:

          1.25 Majority Banks. The term "Majority Banks" shall mean two or more Banks, one of which must be the Agent, holding 70% or more of the Commitment.

     1.3 Section 2.5 of the Agreement, Prepayment and Prepayment Penalty, is hereby amended and restated in its entirety as follows:

               2.5 Prepayment and Prepayment Penalty. Except as set forth herein, the Borrower may prepay any or all of the Loan, either in whole or in part at any time and from time to time, on any date without premium or penalty. Further, prepayments of principal shall be applied in the direct order of maturities.

     1.4 The reference to "50%" set forth in the Section 7.5 of the Agreement, Dividends and Distributions, is hereby deleted and replaced with "65%".

     1.5 The reference to "125%" set forth in Section 8.1 of the Agreement, Debt Service Coverage, is hereby deleted and replaced with "110%".

     1.6 To evidence the Borrower's continuing obligation to repay the Loan, The Borrower shall make and deliver to the Banks an Amended and Restated Promissory
Note in the form of Annex "1" hereto attached (the "Replacement Note"), which such Replacement Note shall substitute and replace in its entirety the Notes referred to in the Agreement, without cancellation, novation or payment.

                                   ARTICLE 2

                         REPRESENTATIONS AND WARRANTIES

     2.1 This Amendment, when duly executed and delivered, will constitute the legal, valid and binding obligation of Borrower, enforceable in accordance with its terms.

     2.2 All balance sheets, income statements and other financial data which have been or are hereafter furnished to Agent by the Borrower to induce the Banks to make or extend the loans hereunder due, and as to subsequent financial statements will, fairly represent Borrower's financial condition as of the dates for which the same are furnished. All such financial statements, reports, papers and other data furnished to Agent are and will be, when furnished, accurate and correct in all material respects and complete insofar as completeness may be necessary to give the Banks a true and accurate knowledge of the subject matter and, since the date of such financial statements, no material adverse change has occurred in the operations or condition, financial or otherwise, of the Borrower.

     2.3 All of the  Borrower's  representations  and  warranties  set  forth in
Section 5 of the Agreement, REPRESENTATIONS AND WARRANTIES, are true and correct on and as of the date hereof with the same effect as though made and repeated by the Borrower as of the date hereof.

                                    ARTICLE 3

                        CONDITIONS PRECEDENT TO AMENDMENT

     Banks' obligations pursuant to this Amendment are subject to the following conditions:


     3.1 The Banks and the Borrower shall have executed and delivered this Amendment.

     3.2 The Borrower shall have executed and delivered to each Bank a Replacement Note. The Borrower shall have executed and delivered to each Bank any amendments to the other Loan Documents (other than the Agreement) as required by each Bank.

     3.3 The Borrower shall have paid the Agent an amendment fee in the amount of $65,000.00 for the ratable benefit of the Banks.

     3.4 The Borrower's representations and warranties set forth in Article 2 hereof shall be true and correct on and as of the date hereof.

     3.5 As of the date hereof, no Event of Default nor any event which, with the giving of notice or lapse of time, would constitute an Event of Default shall have occurred and be continuing.


                                   ARTICLE 4

                     OTHER COVENANTS AND MISCELLANEOUS TERMS

     4.1 Except as expressly amended and supplemented hereby, the Agreement shall remain unchanged and in full force and effect, and the same is hereby ratified and extended.

     4.2 The indebtedness described in the Agreement, including but not limited to the indebtedness or exposure evidenced by the Note, shall continue to be secured by the Collateral, without interruption or impairment of any kind.

     4.3 This Amendment shall be construed in accordance with and governed by the laws of the State of Oklahoma, and shall be binding on and inure to the benefit of the Borrower and Banks, and their respective successors and assigns. All obligations of the Borrower under the Agreement and all rights of each Bank and any other holder of the Note, whether expressed herein or in any Note, shall be in addition to and not in limitation of those provided by applicable law. Borrower and Banks irrevocably agree that all suits or proceedings arising from or related to the Agreement, as amended, or the Note shall be litigated in courts (whether State or Federal) sitting in Oklahoma City, Oklahoma, and the Borrower and Banks hereby irrevocably waive any objection to such jurisdiction and venue.

     4.4 This Amendment may be executed in as many counterparts as are deemed necessary or convenient, and it shall not be necessary for the signature of more than any one party to appear on any single counterpart. Each counterpart shall be deemed an original, but all shall be construed together as one and the same instrument. The failure of any party to sign shall not affect or limit the liability of any party executing any such counterpart.

         Executed effective as of May 6, 2005.



           BORROWER:      PRE-PAID LEGAL SERVICES, INC.,
                          an Oklahoma Corporation:


                          By:      /s/ Randy Harp
                                   ---------------------------------------------
                                   Name:    Randy Harp
                                   Title:   Chief Operating Officer



           BANK:          BANK OF OKLAHOMA, N.A.


                                   /s/ Laura Christofferson
                                   ---------------------------------------------
                                   By:  Laura Christofferson
                                   Its:  Senior Vice President


                          COMERICA BANK


                                   /s/ Rick L. Rogers
                                   ---------------------------------------------
                                   By:    Rick L. Rogers
                                   Title: Sr. Vice President





                          FIRST UNITED BANK & TRUST,
                          a state banking corporation


                                   /s/ John Martin
                                   ---------------------------------------------
                                   By:     John Martin
                                   Title: Sr. Vice President

                                   ANNEX NO. 1


                      AMENDED AND RESTATED PROMISSORY NOTE


$________________                                        Oklahoma City, Oklahoma


     FOR VALUE RECEIVED, PRE-PAID LEGAL SERVICES, INC., an Oklahoma corporation (the "Maker") promises to pay to the order of BANK OF OKLAHOMA, N.A., a national banking association ("Bank") at the office of Bank of Oklahoma, N.A. (the "Agent") in Oklahoma City, Oklahoma, which is located at 201 Robert S. Kerr Ave., or such other place as may be designated in writing by the Agent, the principal sum of __________ Million ___________ and __/100 Dollars ($_____________), or so much thereof as shall be disbursed, together with interest at the rate stated herein on such outstanding principal amount, and on any past due interest payments, payable as follows:

          This Note is subject to the terms and conditions of that certain Loan Agreement dated September 19, 2003, as amended by that certain First Amendment to Loan Agreement dated August 26, 2004, as amended by that certain Second Amendment to Loan Agreement of even date herewith as the same may be further amended, modified or restated from time to time hereafter, between Bank of Oklahoma, N.A., as Agent and a Bank, Comerica Bank and First United Bank & Trust (as amended, the "Loan Agreement"), which terms and conditions are hereby incorporated by reference herein and shall be controlling over any provision of this Note to the contrary. Reference is hereby made to the Loan Agreement for a statement of the calculation and computation of the rate of interest charged on amounts outstanding under this Note, for a statement of repayment and prepayment rights and obligations of Maker, for a statement of the terms and conditions under which the due date of this Note may be accelerated and for statements regarding other matters affecting this Note (including without limitation the obligations of the holder hereof to advance funds hereunder, exercise of rights and remedies, payment of attorneys' fees, court costs and other costs of collection and certain waivers by Maker and others now or hereafter obligated for payment of any sums due hereunder). Upon the occurrence of an Event of Default, as that term is defined in the Loan
     Agreement, and after the expiration of any grace or cure period as set forth in the Loan Agreement, the holder hereof (i) may declare forthwith to be entirely and immediately due and payable the principal balance hereof and the interest accrued hereon, and (ii) shall have all rights and remedies of the Banks under the Loan Agreement and Loan Documents. This Note may be prepaid in accordance with the terms and provisions of the Loan Agreement. Capitalized terms not otherwise defined herein shall be defined as set forth in the Loan Agreement.

     This  Note  is one of the  Notes,  as  such  term is  defined  in the  Loan
Agreement.

     This Note is to be construed according to the laws of the State of Oklahoma.

     The undersigned agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, the undersigned will pay to the holder hereof its reasonable attorney's fees, together with all court costs and other expenses paid by such holder.

     All payments on this Note shall be made in legal tender of the United States of America or other immediately available funds at the Agent's or other holder's address as shown herein or otherwise indicated and any such payment will not be deemed to have been made until it is received by the holder of this
Note in collected funds.

     All agreements between the undersigned and the holder are expressly limited so that in no event whatsoever, whether by reason of disbursement of the proceeds hereof or otherwise shall the amount of interest or finance charge (as defined by the laws of the State of Oklahoma) paid or agreed to be paid by the undersigned to the holder hereof exceed the highest lawful contractual rate of interest or the maximum finance charge permissible under the law which a court of competent jurisdiction, by final non-appealable order, determines to be applicable hereto. If fulfillment of any agreement between the undersigned and the holder hereof, at the time the performance of such agreement becomes due, involves exceeding such highest lawful contractual rate or such maximum permissible finance charge, then the obligation to fulfill the same shall be reduced so such obligation does not exceed such highest lawful contractual rate or maximum permissible finance charge. If by any circumstance the holder shall ever receive as interest or finance charge an amount which would exceed the amount allowed by applicable law, the amount which may be deemed excessive shall be deemed applied to the principal of the indebtedness evidenced hereby and not to interest. All interest and finance charges paid or agreed to be paid to the holder hereof shall be prorated, allocated and spread throughout the full period of this Note. The terms and provisions of this paragraph shall control all other terms and provisions contained herein and in any other documents executed in connection herewith. If any provision of this Note, or the application thereof to any party or circumstance is held invalid or unenforceable, the remainder of this Note and the application of such provision to other parties or circumstances shall not be affected thereby, provisions of this Note being severable in any such instance.

     The makers, endorsers, sureties, guarantors and all other persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, any renewal (whether one or more) hereof, and any release of any such party liable for payment of this note without notice to any such party and without discharging the said party's liability hereunder.

     The failure of the holder hereof to exercise any of the remedies or options set forth in this Note or in any instrument securing payment hereof, upon the occurrence of one or more of the Events of Default shall not constitute a waiver of the right to exercise the same or any other remedy at any subsequent time in respect to the same or any other Event of Default. Acceptance by the holder hereof of any payment which is less than the total of all amounts due and payable at the time of such payment shall not constitute a waiver of the right to exercise any of the foregoing remedies or options at that time or at any subsequent time, or nullify any prior exercise of any such remedy or option, without the express consent of the holder hereof, except as and to the extent otherwise provided by law.

     IN WITNESS WHEREOF, the undersigned has executed this instrument effective as of May 6, 2005.


                                   PRE-PAID LEGAL SERVICES, INC.,
                                   an Oklahoma Corporation:


                                   By:
                                   ---------------------------------------------
                                   Name: Randy Harp
                                   Title:   Chief Operating Officer